Exhibit 99.1

 Press Release

HTLF Announces Closing of $150 Million Offering of Subordinated Notes
Company Release - 9/8/2021 [4:00] PM ET

DUBUQUE, Iowa, September 8, 2021 (GLOBE NEWSWIRE) -- Heartland Financial USA, Inc. (NASDAQ: HTLF) Dubuque, IA – Heartland Financial USA, Inc. (Nasdaq: HTLF) announced today the completion of a public offering of $150.0 million in aggregate principal amount of fixed-to-floating rate subordinated notes (the “notes”). The notes are intended to qualify as Tier 2 capital for regulatory purposes. Piper Sandler & Co. acted as sole underwriter in the offering.

HTLF expects to use the net proceeds for general corporate purposes, which may include, without limitation, providing capital to support HTLF’s organic growth or growth through strategic acquisitions, financing investments, capital expenditures, investments in the subsidiary banks as regulatory capital, and repaying indebtedness. A portion of the proceeds may be used to retire higher interest rate senior debt, including $21.25 million principal amount of a note payable to an unaffiliated bank which matures at July 24, 2028 and which is currently accruing interest at 5.425% per annum. HTLF may also retire certain trust preferred securities where the rates and terms make it advantageous to do so.

The notes will initially bear interest at a rate of 2.75% per annum, with interest during this fixed rate period (from and including the date of original issuance to, but excluding, September 15, 2026 or the date of earlier redemption) payable semi-annually in arrears.  The notes will mature on September 15, 2031, and become redeemable at HTLF’s option beginning on September 15, 2026, and on every interest payment date thereafter, or in whole but not in part, upon the occurrence of a tax event, capital event or investment company event, subject to certain exceptions. Starting on September 15, 2026, the interest rate will be reset quarterly to a benchmark interest rate per annum expected to be equal to the then current three-month term SOFR (Secured Overnight Financing Rate) plus 210 basis points, with interest during this period payable quarterly in arrears. Notwithstanding the foregoing, if the benchmark rate is less than zero, then the benchmark rate shall be deemed to be zero.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the notes, nor shall there be any sale of the notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering of notes was made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the registration statement, prospectus or prospectus supplement.

About HTLF

Heartland Financial USA, Inc., operating under the brand name HTLF, is a financial services company with assets of $18.37 billion. HTLF has banks serving communities in Arizona, California, Colorado, Illinois, Iowa, Kansas, Minnesota, Missouri, Montana, New Mexico, Texas and Wisconsin. HTLF is committed to its core commercial business, supported by a strong retail operation, and provides a diversified line of financial services including treasury management, residential mortgage, wealth management, investment and insurance. Additional information is available at www.htlf.com.

Safe Harbor Statement

This release (including any information incorporated herein by reference), and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF.

Any statements about HTLF’s expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF’s operations or performance. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "intent", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "may", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this release, and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2020, include, among others:

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COVID-19 Pandemic Risks, including risks related to the ongoing COVID-19 pandemic and measures enacted by the U.S. federal and state governments and adopted by private businesses in response to the COVID-19 pandemic;

•
Economic and Market Conditions Risks, including risks related to changes in the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, terrorist threats or acts of war;

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Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs;

•	Liquidity and Interest Rate Risks, including the impact of capital market conditions and changes in monetary policy on our borrowings and net interest income;

•	Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks;

•	Strategic and External Risks, including competitive forces impacting our business and strategic acquisition risks;

•	Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and

•	Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions.

There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF’s business, financial condition and results of operations. In addition, many of these risks and uncertainties are currently amplified by and may continue to be amplified by the COVID-19 pandemic and the impact of varying governmental responses that affect HTLF’s customers and the economies where they operate. Additionally, all statements in this release, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to or correct or update any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF’s filings with the SEC.

CONTACT:
Bryan R. McKeag
Executive Vice President
Chief Financial Officer
(563) 589-1994
BMcKeag@htlf.com

Source: Heartland Financial USA, Inc.